MONMOUTH CAPITAL CORPORATION
                             Juniper Business Plaza
                          3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 28, 2004

       Notice is hereby given that the forty-third Annual Meeting of Shareholders (Annual Meeting) of Monmouth Capital Corporation (the Company) will be held on Tuesday, September 28, 2004, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

 1. To elect seven Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for the ensuing year

 2. To approve the Company's 2004 Stock Option Plan; and

 3. To approve the selection by the Board of Directors of Cowan, Gunteski and Co. as Independent Auditors for the Company for the year ending December 31, 2004; and

 4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

       The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on August 16, 2004 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Ernest V. Bencivenga

                                            ERNEST V. BENCIVENGA
                                                  Secretary

September 8, 2004

                          MONMOUTH CAPITAL CORPORATION
                             Juniper Business Plaza
                          3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2004


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 28, 2004, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about September 8, 2004 to shareholders of record on August 16, 2004.

      A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about May 27, 2004.

     Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                                  VOTING RIGHTS

     Only holders of the Company's $1.00 par value common stock (Common Stock or Shares) of record as of the close of business on August 16, 2004, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were 3,475,912 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1, 2 and 3.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


      Seven nominees have been nominated by the Nominating Committee to serve on the Board of Directors of the Company. The proxy will be voted for the election of the seven nominees named herein, six of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term.

     If for any reason any of the said seven nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the seven nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director, including Stephen B. Wolgin, a new nominee, are also Officers and/or Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned affiliated companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation. In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

      The Company has three long-time Directors who have served the Company with distinction. Under the recently adopted Sarbanes-Oxley Act, the Board of Directors must consist of a majority of "independent" Directors. Therefore, Ernest V. Bencivenga, Charles P. Kaempffer and Samuel A. Landy will resign as Directors effective September 28, 2004. Each will continue to provide advice to the Company as Director Emeritus.

     The following table sets forth information regarding the Directors standing for election and the Directors who will resign in order to comply with the Director requirements of the Sarbanes-Oxley Act.


  Nominee; Age      Present Position with the Company;    Director
                   Business Experience During Past Five    Since
                                  Years;
                           Other Directorships

                     DIRECTORS STANDING FOR ELECTION

Anna T. Chew      Vice  President (2001 to present)  and   1994
(45)              Chief   Financial  Officer  (1991   to
                  present)   and  Director.    Certified
                  Public Accountant; Vice President  and
                  Chief   Financial  Officer  (1995   to
                  present),  Controller (1991 to  1995),
                  and  Director  (1994  to  present)  of
                  United   Mobile  Homes,  Inc.;   Chief
                  Financial  Officer (2003 to  present),
                  Controller (1991 to 2003) and Director
                  (1993 to 2004) of Monmouth Real Estate
                  Investment Corporation.

Neal Herstik      Attorney  at  Law,  Gross,   Truss   &   2002
(45)              Herstik,   PC   (1997   to   present);
                  Director (2004 to present) of Monmouth
                  Real  Estate  Investment  Corporation;
                  former  First Vice President, Marlboro
                  Community  Players, Inc., a non-profit
                  corporation (2000 to 2002); Co-founder
                  and   former   President,   Manalapan-
                  Englishtown    Education   Foundation,
                  Inc.,  a non-profit corporation  (1995
                  to 2001).


Eugene W. Landy   President   (1961  to   present)   and   1961
(70)              Director.   Attorney at Law;  Chairman
                  of   the   Board  (1995  to  present),
                  President (1969 to 1995) and  Director
                  (1969  to  present) of  United  Mobile
                  Homes,  Inc.;  President and  Director
                  (1968  to  present) of  Monmouth  Real
                  Estate Investment Corporation.

Michael P. Landy  Executive  Vice  President  (2004   to
(42)              present)    and   Director.       Vice   2001
                  President  (2003 to 2004) of  Monmouth
                  Capital  Corporation; Vice  President-
                  Investments   (2003  to  present)   of
                  Monmouth    Real   Estate   Investment
                  Corporation;      Vice      President-
                  Investments   (2004  to  Present)   of
                  United   Mobile   Homes,   Inc.;   and
                  President  (1998  to  2001)  of   Siam
                  Records, L.L.C.

                    Present Position with the Company;
                   Business Experience During Past Five   Director
                                  Years;                   Since
Nominee; Age              Other Directorships


Eugene D.         Director.  Investor; Director (1977 to
Rothenberg        present) of United Mobile Homes, Inc.     2001

(71)

Robert G.         Director.  Investor; Director (1968 to    1963
Sampson           2001)    of   Monmouth   Real   Estate
(78)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.;   General   Partner   (1983   to
                  present)    of   Sampco,   Ltd.,    an
                  investment group.

Stephen B.        Principal   of   U.S.   Real    Estate    New
Wolgin            Advisors,  Inc. (2000 to  present),  a  Nominee
(49)              real  estate  advisory services  group
                  based  in New York; Director (2003  to
                  present)   of  Monmouth  Real   Estate
                  Investment  Corporation; Principal  of
                  the Wolgin Group (2000 to 2003); prior
                  affiliations with J.P. Morgan, Odyssey
                  Associates,   The  Prudential   Realty
                  Group,  Standard & Poor's Corporation,
                  and Grubb and Ellis.

                    Present Position with the Company;
                   Business Experience During Past Five   Director
                                   Years;                   Since
Nominee; Age               Other Directorships

                            DIRECTORS WHO WILL RESIGN


Ernest V.         Treasurer  (1961 to present),  Secretary   1961
Bencivenga        (1967    to   present)   and   Director.
(85)              Financial  Consultant (1976 to present);
                  Treasurer (1968 to present) and Director
                  (1968  to 2004) of Monmouth Real  Estate
                  Investment                  Corporation;
                  Secretary/Treasurer (1984 to present) and Director (1969 to 2004) of United
                  Mobile Homes, Inc.

Charles P.        Director.  Investor; Director  (1974  to   1970
Kaempffer         2004) of Monmouth Real Estate Investment
(66)              Corporation; Director (1969 to 2004)  of
                  United Mobile Homes, Inc.; Vice Chairman
                  and   Director  (1996  to  present)   of
                  Community Bank of New Jersey.


Samuel A. Landy   Director.   Attorney at  Law;  President   1994
(43)              (1995  to present), Vice President (1991
                  to  1995) and Director (1992 to present)
                  of  United Mobile Homes, Inc.;  Director
                  (1989  to  present)  of  Monmouth   Real
                  Estate Investment Corporation.



   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF
    DIRECTORS OF EACH OF THE SEVEN PERSONS STANDING FOR ELECTION NAMED ABOVE


           Committees of the Board of Directors and Meeting Attendance

      During the last year, there were four meetings of the Board of Directors. No Director attended fewer than 75% of the meetings.

      The Company has a standing Audit Committee, Stock Option Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Audit Committee

     The Audit Committee's responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent auditor, approving the audit fees, and discussing the independent auditors independence. It also overseeing the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company's accounting, internal accounting controls and auditing matters. In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company's annual proxy statements. The Audit Committee had four meetings during the fiscal year, including an executive session with the independent auditors, in which management did not attend.

     The  current  members  of  the Company's Audit  Committee  are  Charles  P.
Kaempffer, Eugene Rothenberg and Robert G. Sampson. The Board intends to appoint Neal Herstik and Stephen B. Wolgin to the Audit Committee upon resignation of Charles P. Kaempffer at the Annual Meeting of Shareholders. After the Annual Meeting, the new members of the Audit Committee will then consist of Neal Herstik, Eugene Rothenberg and Stephen B. Wolgin. The Board has determined that the new members of the Audit Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market, and that each of them is able to read and understand fundamental financial statements. The Board has also determined that Stephen B. Wolgin is an "audit committee financial expert" within the meaning of the rules of the SEC and is "financially sophisticated" within the meaning of the rules of the NASDAQ Stock Market.

Stock Option Committee

     The Stock Option Committee administers the Company's 1994 Stock Option Plan and had one meeting during the last fiscal year. The current members of the Stock Option Committee are Charles P. Kaempffer, Eugene Rothenberg and Robert G. Sampson. Upon resignation of Charles P. Kaempffer at the Annual Meeting of
Shareholders, the members of the Stock Option Committee will then consist of Eugene Rothenberg and Robert G. Sampson. The Board has determined that the members of the Stock Option Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.

Compensation Committee

     The Compensation Committee evaluates the President's performance in light of the Company's goals and objectives and determines the President's and executive officers' compensation, which includes base salary and bonus. The Compensation Committee had one meeting during the last fiscal year. The current members of the Compensation Committee are Charles P. Kaempffer, Eugene Rothenberg and Robert G. Sampson. Upon resignation of Charles P. Kaempffer at the Annual Meeting of Shareholders, the members of the Compensation Committee will then consist of Eugene Rothenberg and Robert G. Sampson. The Board has determined that the members of the Compensation Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.

Nominating Committee

     The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board and makes recommendations regarding the structure and composition of the Board of Directors and Committees. The Nominating Committee was established in January 2004, and accordingly had no meetings during the last fiscal year. The Nominating Committee met in January 2004 to recommend the directors for the Annual Meeting of Shareholders. Neal Herstik, Eugene Rothenberg and Robert G. Sampson serve on the Nominating Committee. The Board of Directors has determined that each member of the Nominating Committee is an independent Director as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market. Our Nominating Committee does not operate under a written charter.

     The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company's shareholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any stockholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least 45 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders, or, if the Company did not have an annual meeting of shareholders in the prior year, 90 days prior to the date of the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of common stock of the Company which are beneficially owned by each such nominee.

     In connection with the formation of the Nominating Committee, the Company's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) the ability to exercise independent decision-making, (ii) the absence of conflicts of interest and, (iii) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and the Company's articles of incorporation and bylaws.

     The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chair of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating
Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

     To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meeting

     The Company's independent directors, as defined under the listing standards of the NASDAQ stock market, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such times as may be deemed appropriate by the Company's independent directors. Any independent director may call and executive session of independent directors at any time.

                           Shareholder Communications

     The Company has established procedures for shareholders to communicate with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728. The mailing envelope must contain a clear notation indicating that the enclosed mailing is a "Stockholder-Board Communication" or "Stockholder-Director Communication". All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all of the members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "Confidential". The Secretary will then forward such communication, unopened, to the intended recipient.

                                 Code of Conduct

      The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officers and principal financial officer. This code is posted on our website at www.monmouthcapital.com. During 2003, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.

                                   PROPOSAL 3

                ADOPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN

     The Company is asking its shareholders to approve the proposed 2004 Stock Option Plan (the "2004 Plan"). The 2004 Plan is designed to provide a means to attract, motivate and retain officers and key employees and to further the growth and financial success of the Company by aligning the interests of officers and key employees through the ownership of equity in the Company and other incentives with the interests of the Company's stockholders. The 2004 Plan replaces the Company's existing 1994 Stock Option Plan (the "1994 Plan"), which, pursuant to its terms, terminated December 31, 2003. The 1994 Plan provided for the grant of options to purchase 300,000 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), of which 150,000 shares have been issued or are the subject to existing awards as of August 16, 2004. No future awards will be granted under the 1994 Plan.

Description of the 2004 Stock Option Plan

     The following paragraphs provide a summary of the principal features of the 2004 Plan and its operation. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Exhibit A hereto.

Administration of the 2004 Stock Option Plan

     The Board of Directors adopted the 2004 Plan on June 17, 2004, subject to shareholder approval. The 2004 Plan will be administered by the Compensation Committee (the "Committee") comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (as required by Section 162(m) of the
Code). The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. Currently, the Compensation Committee consists of Charles P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson. The 1994 Plan is administered by the Stock Option Committee. Currently, the Stock Option Committee consists of Charles P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson.

     The Committee has the sole discretion to administer and construe the 2004 Plan in accordance with its provisions. Subject to the terms of the 2004 Plan, the Committee's authority shall include the power to (a) determine persons eligible for awards, (b) prescribe the terms and conditions of the awards, (c) accelerate the time at which all or any part of an option awarded under the 2004 Plan may be exercised, (d) amend or modify the terms and conditions of an award with the consent of the participant, (e) interpret the 2004 Plan and the awards,
(f) adopt rules for the administration, interpretation and application of the 2004 Plan as are consistent therewith, (g) interpret, amend or revoke any such rules, and (h) make determinations necessary or advisable for the administration of the 2004 Plan.

Shares Subject to Awards

     The 2004 Plan sets aside 750,000 Shares for issuance upon the exercise of options granted under the 2004 Plan. The ending sales price of the Company's common stock on August 16, 2004 was $5.90 per share. If options granted under the 2004 Plan expire or terminate for any reason without having been exercised in full, the Shares subject to, but not delivered under, such options shall become available for additional option grants under the 2004 Plan. Currently, option awards under the 2004 Plan are not determinable.

Eligibility to Receive Awards

     Key employees of the Company and any of its subsidiaries including officers and directors who are employees shall be eligible to be selected to receive one or more grants of options under the 2004 Plan. Currently, there are approximately four individuals considered to be key employees of the Company.

     In making the determination as to the persons to whom an option award shall be granted, the Committee may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

Option Terms

     Subject to the terms and provisions of the 2004 Plan, options may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each option. The Committee may grant incentive stock options ("ISOs," which are entitled to favorable tax treatment), nonqualified stock options, or any combination thereof. The maximum number of Shares that may be granted as options in any one fiscal year to a participant under the 2004 Plan is one hundred thousand (100,000). Each option may be exercised only after one (1) year of continued employment by the Company or one of its subsidiaries immediately following the date the option is granted.

     The exercise price of each option is set by the Committee. In the case of a nonqualified stock option, the exercise price must equal at least one hundred percent (100%) of the fair market value of a Share on the date granted. In the case of an ISO, the exercise price must equal at least one hundred percent (100%) of the fair market value of a Share on the date granted; or, consistent with Section 422(c)(5) of the Internal Revenue Code, one hundred ten percent (110%) of the fair market value of a Share if the participant (together with persons whose stock ownership is attributed to the participant pursuant to
Section 424(d) of the Internal Revenue Code) owns on the date the option is granted stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

     The aggregate fair market value (determined on the date of grant) of the Shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

      The exercise price of each option must be paid in full in cash at the time of exercise. The Committee may also permit exercise by other means, including by tendering previously acquired Shares. Options expire at the times established by the Committee (or earlier in the event that the participant's employment is terminated), but generally not later than 10 years after the date of grant.



Nontransferability of Options

     Except as otherwise permitted by the Committee, an option granted under the 2004 Plan generally may not be transferred. The Committee may permit a transfer, upon a participant's death, to beneficiaries designated by the participant.

Amendments and Termination of the 2004 Stock Option Plan

     The Board of Directors generally may amend or terminate the 2004 Plan, or any part of the 2004 Plan, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the 2004 Plan's qualification under the Internal Revenue Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of the 2004 Plan shall not, without the consent of a participant, alter or impair any rights or obligations under any award granted to such participant. No award may be granted during any period of suspension or after termination of the Plan.

Tax Aspects

     The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to options granted under the 2004 Plan as of the date of this Proxy Statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

     A recipient of a stock option will not have taxable income on the date of grant. Upon exercise of nonqualified options, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss, if held for more than 12 months after exercise.

     Purchase of shares upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition either will be long-term capital gain or loss or ordinary income, depending upon how long the participant holds the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of (1) the fair market value of such shares on the date of exercise, or (2) the amount realized from the sale, exceeds the exercise price.

     The Company will be entitled to a tax deduction for an option grant under the 2004 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.

Equity Compensation Plan Information

     The following table gives information about our common stock that may be issued upon the exercise of options as of December 31, 2003 under the Company's 1994 Stock Option Plan. The following table does not include the Company's proposed 2004 Stock Option Plan.

                                                 Number of
                                                 securities
                                   Weighted-     remaining
                 Number of         average       available for
                 securities to be  exercise      future issuance
                 issued upon       price of      under equity com-
Plan Category    exercise of       outstanding   pensation plans
                 outstand-ing      options,      (excluding
                 options,          warrants and  securities
                 warrants and      rights        reflected in
                 rights                           column (a))
                    (a)            (b)               (c)
Equity
compensation
plans
approved by        80,000          $3.08             -0-
security
holders
Equity
compensation
plans not
approved by         -0-             -0-              -0-
security
holders

Total              80,000           ---              -0-


 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
                        COMPANY'S 2004 STOCK OPTION PLAN


                                   PROPOSAL 3
                        APPROVAL OF INDEPENDENT AUDITORS

      It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2004, and shareholder approval of said appointment is requested. Cowan, Gunteski & Co. has served as Independent Auditors of the Company since 1990. There are no affiliations between the Company and Cowan, Gunteski & Co., its partners, associates or employees, other than its employment as Independent Auditors for the Company. Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company. The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that Cowan, Gunteski & Co. does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists information with respect to the beneficial ownership of the Company's shares as of August 16, 2004 by:

       * each person known by the Company to beneficially own more than five percent (5%) of the Company's outstanding shares;

       *    the Company's directors;

       *    the Company's executive officers; and

       *    all of the Company's executive officers and directors as a group.

      Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person's address is c/o Monmouth Capital Corporation, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728. In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of August 16, 2004 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other shareholders.

                          Amount and Nature   Percentage
Name and Address of       of Beneficial       of Shares
Beneficial Owner          Ownership(1)        Outstanding (2)

Albert D. Mason, Inc.
50 Congress Street        687,571(3)           19.78%
Boston, Massachusetts
02109

Ernest V. Bencivenga
                            2,626 (4)            *

Anna T. Chew               19,024 (5)            *

Maureen E. Coady               70                *

Neal Herstik                  500                *

Charles P. Kaempffer       15,331 (6)            *

Eugene W. Landy           296,839 (7)(10)(11)   8.42%

Michael P. Landy           42,379 (8)           1.22%

Samuel A. Landy           131,541 (9)           3.78%

Eugene D. Rothenberg        5,354                *

Robert G. Sampson          16,986                *

Stephen B. Wolgin           5,206                *

Directors and Officers
as a Group                535,856 (10)(11)     15.20%
_______________
*Less than 1%.

(1) Beneficial   ownership,  as  defined  herein,   includes
    Common Stock as to which a person has or shares voting and/or investment power.

(2) Based on the number of shares outstanding on August 16, 2004, which was 3,475,912.

(3) Based on owner's filing on Form 13D filed as of November 5, 2003.

(4) Includes 551 shares held by Mr. Bencivenga's wife.

(5) Held jointly with Ms. Chew's husband.

(6) Includes (a) 726 shares in joint name with Mrs. Kaempffer; (b) 270 shares held by Mrs. Kaempffer; and
    (c) 7,000 shares held in joint name of Mrs. Kaempffer as Trustees for the Charles Kaempffer Pension Plan.

(7) Includes (a) 9,967 shares held by Mr. Landy's wife; (b) 32,835 shares held in the Landy & Landy Employees' Pension Plan, of which Mr. Landy is a Trustee with power to vote; (c) 69,051 shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; (d) 15,192 shares held by Landy Investments, Ltd. of which Mr. Landy has power to vote; (e) 40,000 shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, of which Mr. Landy has power to vote; and (f) 50,000 shares issuable upon exercise of stock option.

(8)  Includes  11,997  shares in custodial accounts  for  Mr.
     Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest, but has power to vote.

(9)  Includes  (a)  15,305 shares held by Mr.  Landy's  wife;
     (b) 18,254 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest but has power to vote; (c) and 29,924 shares in the Samuel Landy Family Limited Partnership.

(10) Excludes  82,336 shares (2.37%) owned by  United  Mobile
     Homes,   Inc.    Eugene  W.  Landy   beneficially   owns
     approximately  11.2%  of  the shares  of  United  Mobile
     Homes, Inc.

(11) Excludes  39,879 shares (1.15%) owned by  Monmouth  Real
     Estate   Investment  Corporation.    Eugene   W.   Landy
     beneficially owns approximately 5.5% of the shares of Monmouth Real Estate Investment Corporation.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer and Executive Vice President for services rendered during the year ended December 31, 2003 and 2002, and for the short year ended December 31, 2001. There were no other executive officers whose aggregate cash compensation exceeded $100,000.

   Name and Principal                Compensation
   Position                         Salary    Bonus   Other (1)

   Eugene W. Landy        12/31/03  $50,000   None  $20,700

   Chief Executive        12/31/02  $50,000   None  $20,700

     Officer              12/31/01  $37,500   None  $ 1,600


(1) Represents base compensation and directors' fees. Also includes legal fees of $17,500 in 2002.

Compensation of Directors

      The Directors receive a fee of $800 for each Board meeting attended. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee, Stock Option Committee and Nominating Committee.

Stock Option Plan

     On July 14, 1994, the shareholders approved and ratified the Company's 1994 Stock Option Plan authorizing the grant of options to officers and key employees to purchase up to 300,000 shares of common stock. Options may be granted any time up to December 31, 2003. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant.
The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

      The following table sets forth for the executive officers named in the Summary Compensation Table, information regarding stock options outstanding at December 31, 2003:

                                                               Value of
                               Number of Unexercised      Unexercised Options
             Shares    Value    Options at Year-End          at Year-End
Name      Exercised Realized Exercisable/Unexercisable Exercisable/Unexercisable

Eugene W.     -0-    N/A      50,000/      -0-           $164,000     $  -0-
Landy

Other Information

      Except for specific agreements, the Company has no retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.

           Report of Compensation Committee on Executive Compensation

Overview and Philosophy

      The Company has a Compensation Committee consisting of three independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

      The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

      The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities. The Committee decided to continue Mr. Landy's annual compensation of $50,000.

                                   Compensation Committee:
                                       Charles P. Kaempffer
                                       Eugene D. Rothenberg
                                       Robert G. Sampson


                            Report of Audit Committee

      The Board of Directors has adopted a written charter for the Audit Committee in March, 2001. The Board of Directors amended this charter in 2003 in order to comply with the new rules of the SEC and the listing standards of the NASDAQ Stock Market. The amended charter is presented herein at Exhibit B and on our website at www.monmouthcapital.com.

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the Nasdaq Stock Market. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

      We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Fees Billed by Independent Auditors

      Cowan, Gunteski & Co. served as the Company's independent auditors for the years ended December 31, 2003 and 2002. The following are the fees billed by Cowan, Gunteski & Co. in connection with services rendered:

                                       2003      2002

          Audit Fees                 $21,162   $19,000
          Audit Related Fees           -0-        -0-
          Tax Fees                    13,351    10,000
          All Other Fees               -0-        -0-
                                     _______   _______
                    Total Fees       $34,513   $29,000
                                     =======   =======

      Audit fees include professional services rendered by Cowan, Gunteski & Co. for the audit of the Company's annual financial statements and reviews of financial statements included in the Company's quarterly reports on Form 10-Q. Audit fees also include services that are normally provided by the Company's independent auditors in connection with statutory and regulatory filings, such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

      Tax fees include professional services rendered by Cowan, Gunteski & Co. for the preparation of the Company's federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities. Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

      The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company's principal independent accountants. The policy requires that all services provided Cowan, Gunteski & Co. to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee. The pre-approval requirements do not prohibit day-to-day normal tax consulting services, which matters will not exceed $5,000 in the aggregate.

      The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Cowan, Gunteski & Co.'s independence.

                              Audit Committee:
                              Charles P. Kaempffer
                              Eugene Rothenberg
                              Robert G. Sampson

                          COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

                   Monmouth
  Year Ended       Capital        NASDAQ      NASDAQ
 December 31,    Corporation      Total     Financial
  __________     __________     __________  __________

     1998             100           100        100
     1999              74           185         99
     2000              74           112        107
     2001              88            89        118
     2002             126            61        121
     2003             251            92        164



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since the beginning of the Company's last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

      The only family relationships between any of the Directors or executive officers of the Company are that of Samuel A. Landy and Michael P. Landy, who are brothers and are the sons of Eugene W. Landy, President and a Director of the Company.

     Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year. The Company now uses outside counsel for most of the legal services required. The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

      Management currently operates Monmouth Real Estate Investment Corporation and United Mobile Homes, two real estate investment trusts. Certain overhead expenses are shared among these companies.

Transactions with United Mobile Homes, Inc. (United)

      United owns and operates manufactured home communities. Five Directors of the Company are also Directors and shareholders of United.

      During the years ended December 31, 2003, 2002, and the short year ended December 2001, the Company (The Mobile Home Store (MHS) prior to December 6,
2001) sold 4, 2, and -0- manufactured homes, respectively, to United for total sales prices of $78,195, $43,181, and $-0-, respectively, at the Company's cost. These sales represented 29%, 11% and 0%, respectively, of the total sales made by the Company. These manufactured homes were available through the Company, but could have been acquired by United from a third party at approximately the same price.

      United financed/refinanced certain loans made by the Company to third parties during 2003. The total amount financed was $307,745.

      United had rented sites in its manufactured housing communities to the Company (MHS prior to December 6, 2001) where the Company had a home for sale. Total site rental expense paid to United amounted to $22,960 for the short year ended December 31, 2001.

      The Company holds common stock of United in its securities portfolio.  See
Note 5 to the Company's financial statements filed on Form 10-K for December 31, 2003.

Transactions with Monmouth Real Estate Investment Corporation (MREIC)

     MREIC owns industrial properties on long-term net leases to credit tenants. Four Directors of the Company are also Directors of MREIC. The Company holds common stock of MREIC in its securities portfolio. See Note 5 to the Company's financial statements filed on Form 10-K for December 31, 2003.

                COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.


                              SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 2004 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than April 29, 2005.


                         BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/ Ernest V. Bencivenga
                                 Ernest V. Bencivenga
                                     Secretary



Dated: September 8, 2004

Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

                                    EXHIBIT A
                          MONMOUTH CAPITAL CORPORATION
                             2004 STOCK OPTION PLAN


                                    SECTION 1

                           EFFECTIVE DATE AND PURPOSE

1.1 Effective Date. The Board of Directors of the Company has adopted the Plan on June 17, 2004, subject to the approval of the stockholders of the Company within twelve (12) months of such date.

1.2 Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company's stockholders.
                                    SECTION 2

                                   DEFINITIONS

2.1 The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.2 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options or Incentive Stock Options.

2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.6 "Cause" means (i) Participant's conviction of a felony or any crime involving moral turpitude, (ii) any public disparagement by the Participant of the Company, or (iii) the willful engaging by the Participant in conduct materially injurious to the Company, monetarily or otherwise.

2.7  "Change in Control" shall have the meaning assigned to such term in
Section 10.

2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9  "Committee" means the committee appointed by the Board pursuant to Section
4.1 to administer the Plan.
                                       A-1

2.10 "Company" means Monmouth Capital Corporation, a New Jersey corporation, or any successor thereto.

2.11 "Disability" means a permanent and total disability that qualifies a Participant for disability benefits under the Company's long term disability plan; or if no such plan is maintained, a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.12 "Employee" means any employee of the Company or its Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.14 "Fair Market Value" means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; or (ii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee.

2.15 "Fiscal Year" means the fiscal year of the Company.

2.16 "Grant Date" means, with respect to an Award, the date such Award is granted to a Participant.

2.17 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.18 "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

2.19 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

2.20 "Participant" means an Employee who has an outstanding Award under the Plan.

2.21 "Plan" means the Monmouth Capital Corporation 2004 Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

2.22 "Retirement" means a Termination of Service by reason of individual's retirement on or after attaining age 65 (or any earlier normal retirement age specified in a Company-sponsored qualified retirement plan).

2.23 "Shares" means the shares of common stock, $1.00 par value, of the Company.

2.24 "Subsidiary" means, consistent with Section 424(f) of the Code, any corporation (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

2.25 "Termination of Service" means, a cessation of the employee-employer relationship between such person and the Company or a Subsidiary for any reason unless there is a simultaneous reengagement of the person by the Company or a Subsidiary.

                                    SECTION 3

                                   ELIGIBILITY

3.1 Participants. Awards may be granted in the discretion of the Committee among key employees and officers of the Company and its Subsidiaries.

3.2 Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.

                                    SECTION 4

                                 ADMINISTRATION

4.1 The Committee. The Plan shall be administered by the Compensation Committee comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (as required by Section 162(m) of the Code). The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.

4.2 Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions. The Committee's authority shall include, without limitation, the power to (a) determine persons eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) accelerate the time at which all or any part of an Option may be exercised, (d) amend or modify the terms and conditions of an Award with the consent of the Participant, (e) interpret the Plan and the Awards, (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (g) interpret, amend or revoke any such rules, and (h) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board under Section 8.1 to amend or terminate the Plan.

4.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3 or the deductibility of Awards under Section 162(m) of the Code.

4.4 Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

4.5 Decisions Binding. All determinations and decisions made by the Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4.6 Committee Governance. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an Award shall be effective only if a written agreement is duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

                                    SECTION 5

                           SHARES SUBJECT TO THE PLAN

5.1 Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed seven hundred and fifty thousand Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

5.2 Lapsed Awards. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant's payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for grant under the Plan.

5.3 Adjustments in Awards and Authorized Shares. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

5.4 Repurchase Option. The Board may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon a Participant's Termination of Service. The terms of such repurchase right shall be set forth in the Award Agreement.

5.5 Buy-Out Provision. The Board may at any time offer on behalf of the Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act and the rules and regulations thereunder are applicable to any such offer, the Company shall comply with the requirements of such sections.

                                    SECTION 6

                                  STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The maximum number of Shares that may be granted as Options in any one Fiscal Year to a Participant shall be One Hundred Thousand (100,000). Each Option may be exercised only after one (1) year of continued employment by the Company or one of its Subsidiaries immediately following the date the Option is granted.

6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3 Exercise Price. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

 6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

 6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or, consistent with Section 422(c)(5) of the Code, one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

 6.3.3 Substitute Options. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in
 Section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Committee, consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

6.4  Expiration of Options.

 6.4.1 Expiration Dates. Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

(a) The date(s) for termination of the Option set forth in the Award Agreement;

(b) The date determined under Section 6.8 regarding Termination of Service; or

(c) The expiration of ten (10) years from the Grant Date.

 6.4.2 Committee Discretion. Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, and may, after an Option is granted, extend the maximum term of the Option (subject to Section 6.7 regarding Incentive Stock Options).

6.5  Exercisability of Options.

 6.5.1 Timing of Exercise. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate the exercisability of the Option. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

 6.5.2 Restrictions on Exercise. The Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction,
 (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of any federal or state securities or other law. Any such postponement shall not extend the term of an Option as set forth in Section 6.4.1; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Participant, to any successor of a Participant or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

6.6  Payment.

 6.6.1 Notice. Options shall be exercised by a Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

 6.6.2 Form of Payment. Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and with all applicable laws and regulations, provided that such other means shall be set forth in the Award Agreement.

 6.6.3 Delivery of Certificates. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares.

6.7  Certain Additional Provisions for Incentive Stock Options.

 6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

 6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to Participants who are employees of the Company or its Subsidiaries on the Grant Date.

 6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, consistent with Section 422(c)(5) of the Code, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.8  Termination of Service.

 6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant's Termination of Service by the Company or a Subsidiary for Cause

 6.8.2 Termination Due To Death or Disability. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three
 (3) months after a Participant's Termination of Service due to death or Disability.

 6.8.3 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three (3) months after a Participant's Termination of Service for any reason other than described in Section 6.8.1 or 6.8.2.

6.9 Restriction on Option Transfer. Except as otherwise determined by the Committee and set forth in the Award Agreement, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant's death, to beneficiaries designated by the Participant as provided in Section 7.5.

                                    SECTION 7

                                  MISCELLANEOUS

7.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, with or without Cause. Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.

7.2 Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

7.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and
(b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

7.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

7.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unexercised Award shall be transferred in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining at the Participant's death shall be transferred to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

7.6 No Rights as Stockholder. No Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

7.7 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

7.8 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

7.9 Deferrals. The Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee.

7.10 Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

                                    SECTION 8

                      AMENDMENT, TERMINATION, AND DURATION

8.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan's qualification under the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

8.2  Duration of the Plan.  The Plan shall become effective in accordance with
Section 1.1, and subject to Section 8.1 shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under the Plan after the tenth (10th) anniversary of the effective date of the Plan.
                                    SECTION 9

                         TAX WITHHOLDING AND TAX BONUSES

9.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

9.2 Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

9.3 Tax Bonuses. The Committee shall have the authority, at the time of grant of an Option or at any time thereafter, to approve tax bonuses to designated Participants to be paid upon their exercise of Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

                                   SECTION 10

                                CHANGE IN CONTROL

10.1 Change in Control. Notwithstanding Section 6.1, if provided under the terms of an Award Agreement, Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

10.2 Definition. For purposes of the Plan, a Change in Control shall be deemed to have occurred at any of the following times:

(a) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its affiliates, or any person, entity, or group that has beneficial ownership at the date of the adoption of this Plan of 20% or more of the outstanding shares of common stock of the company, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of common stock of the Company or the Combined Voting Power of the Company's then outstanding voting securities. "Combined Voting Power" means, as to any corporation or other entity, the combined voting power of such corporation's or entity's then outstanding voting securities generally entitled to vote in the election of directors, or comparable governing body, or the combined voting power of any other entity's voting securities which directly or indirectly has the power to elect a majority of such directors or members of a comparable governing body of such other entity.

(b) At the time individuals who, as of the date hereof, constitute the Board
(as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Subsection (c)(ii), considered as though such person were a member of the Incumbent Board; or

(c) Upon the consummation of a merger, consolidation or other similar reorganization involving the Company and one or more other entities (in each case, with respect to which persons who were the shareholders of the Company immediately prior to such merger, consolidation or reorganization do not, immediately thereafter, own more than 50% of the Combined Voting Power of the merged, consolidated or reorganized entity's then outstanding voting securities) or the consummation of a sale of all or substantially all of the assets of the Company (other than a transaction in which persons who were shareholders of the Company immediately prior to such sale immediately after the consummation thereof own more than 50% of the Combined Voting Power of the entity acquiring such assets) or the approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company; or

(d) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

                                   SECTION 11

                               LEGAL CONSTRUCTION

11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.3 Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

11.4 Securities Law Compliance. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

11.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New Jersey; provided, however, that if the Company reincorporates as a Maryland corporation, any Award Agreement with respect to any Award granted after the effective date of the reincorporation, and the Plan as it relates to any such Award and Award Agreement, shall be construed in accordance with and governed by the laws of the State of Maryland.

11.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.

                         MONMOUTH CAPITAL CORPORATION


                         By:


                         Title:

                                   APPENDIX A

                      Non-Qualified Stock Option Agreement


     This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this ____ day of ___________________, 200__, by and between Monmouth Capital Corporation, a
________ corporation (the "Company"), and ___________________ (the "Optionee").

     Pursuant to the Monmouth Capital Corporation 2004 Stock Option Plan (the "Plan"), the Compensation Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the "Option") to purchase shares of the Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall not constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $1.00 per share (the "Option Shares"), at a price of [_____] per share (the "Option Price").

2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

3.   Vesting of Options.
     Option 1:  One Year Vesting

     The   Option   Shares  granted  hereunder  shall  be   fully   vested   and
nonforfeitable on __________ (one year from grant date), except as otherwise provided herein.

     The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time following such date up to the expiration of the stated term of such Option as set forth under Section 2 above.

     Option 2:  Graduated Vesting

     For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

(a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on _________;

(b) An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and
(c)  The remainder of the Option Shares on ____________.
     Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

     Option 3:  Cliff Vesting

     For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on
____________.    Notwithstanding  the  foregoing,  the   Option  Shares shall
immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

     The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

4. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

5.   Termination of Service.
  If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

  If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months following the Optionee's Termination of Service.

  If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee's Termination of Service.

6. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention:
Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

7. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

10. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

11. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

               COMPANY:  MONMOUTH CAPITAL CORPORATION

               By:  ______________________________________________

               Title:  _____________________________________________


               The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

               OPTIONEE:______________________________________________

                                   APPENDIX B

                        Incentive Stock Option Agreement


     This INCENTIVE STOCK OPTION AGREEMENT, dated as of this ____ day of _________________, 200__, by and between Monmouth Capital Corporation, a
________ corporation (the "Company"), and ___________________ (the "Optionee").

     Pursuant to the Monmouth Capital Corporation 2004 Stock Option Plan (the "Plan"), the Compensation Committee has determined that the Optionee is to be granted an Incentive Stock Option (the "Option") to purchase shares of the Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").   Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $1.00 per share (the "Option Shares"), at a price of [_____] per share (the "Option Price").

2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

3.  Vesting of Options.
    Option 1:  Immediate Vesting

The   Option   Shares  granted  hereunder  shall  be   fully   vested   and
nonforfeitable at all times on and after _________________(at least one year following the Grant Date).

The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

  Option 2:  Graduated Vesting

For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

(a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on _________;

(b) An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and

(c)  The remainder of the Option Shares on ____________.
Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

     Option 3:  Cliff Vesting

For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________. Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6.   Termination of Service.
     If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months following the Optionee's Termination of Service.

If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee's Termination of Service.

7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention:
Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

9. Disposition of Option Shares. It is understood that this Option is intended to qualify as an "Incentive Stock Option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one (1) year after the day of the transfer of such Shares to the Optionee, nor within two (2) years after the Grant Date of the Option. If the Optionee disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within said periods, the Optionee will notify the Company in writing within ten (10) days after such disposition.

10. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

11. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

12. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

13. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.


	 COMPANY:       MONMOUTH CAPITAL CORPORATION

                        By:_________________________________

                        Title:________________________________


                        The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.


         OPTIONEE:_________________________________________________

                           APPENDIX C

                  MONMOUTH CAPITAL CORPORATION
                   OPTION EXERCISE CERTIFICATE

     The undersigned Optionee and Monmouth Capital Corporation (the "Company"), are parties to [a Non-Qualified Stock Option Agreement] [an Incentive Stock Option Agreement] (the "Agreement"). The Optionee hereby notifies the Company that the Optionee wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated. All Capitalized terms in this Certificate have the meanings given to them in the Monmouth Capital Corporation 2004 Stock Option Plan (the "Plan") and the Agreement.


Number of Shares
with respect  to
which    Options
are Exercised:           _________________________

Exercise   Price
per Share:               _________________________

Aggregate
Exercise Price:          _________________________


Form of Payment:         Cash      (check attached)

Exercise Date:           _________________________




     IN   WITNESS  WHEREOF  the  undersigned  has  executed  this
certificate as of the Exercise Date.


OPTIONEE:           _________________________ (Signature)

                    _________________________ (Typed or printed name)


MONMOUTH CAPITAL    By:    _________________________
CORPORATION:
                    Title: _________________________

                            EXHIBIT B

                  MONMOUTH CAPITAL CORPORATION
                     AUDIT COMMITTEE CHARTER



I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

* Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

* Monitor the independence and performance of the Company's independent auditors.

* Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS


Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the Securities and Exchange Commission (SEC). The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors upon recommendation by the Chairman. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4.   Review   with   financial  management  and  the  independent
     auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution, as
     considered necessary.   Discuss any significant  changes  to
     the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach, as considered necessary.

9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13.  Perform  any other activities consistent with this  Charter,
     the Company's By-laws and   governing law, as the Committee or
     the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

15.  Establish  and  maintain  the  procedures  for   the
     treatment of complaints regarding           accounting, internal
     control, auditing, including procedures for the anonymous submission of complaints.